TAXES	12 Months Ended
Dec. 31, 2017
TAXES
TAXES

NOTE N. TAXES

($ in millions)

For the year ended December 31:	2017	2016	2015
Income from continuing operations before income taxes
U.S. operations	$560	$3,650	$5,915
Non-U.S. operations	10,840	8,680	10,030

Total income from continuing operations before income taxes	$11,400	$12,330	$15,945

The income from continuing operations provision for income taxes by geographic operations is as follows:

($ in millions)

For the year ended December 31:	2017	2016	2015
U.S. operations	$2,923	$38	$849
Non-U.S. operations	2,719	411	1,732

Total continuing operations provision for income taxes	$5,642	$449	$2,581

The components of the income from continuing operations provision for income taxes by taxing jurisdiction are as follows:

($ in millions)

For the year ended December 31:	2017	2016	2015
U.S. federal
Current	$2,388	$186	$(321)
Deferred	77	(746)	553
	$2,465	$(560)	$232
U.S. state and local
Current	$55	$244	$128
Deferred	28	(44)	116
	$83	$200	$244
Non-U.S.
Current	$3,891	$988	$2,101
Deferred	(797)	(179)	4
	$3,094	$809	$2,105

Total continuing operations provision for income taxes	$5,642	$449	$2,581

Discontinued operations provision for income taxes	(3)	(2)	(117)
Provision for social security, real estate, personal property and other taxes	3,434	3,417	3,497

Total taxes included in net income	$9,073	$3,864	$5,961

A reconciliation of the statutory U.S. federal tax rate to the company’s effective tax rate from continuing operations is as follows:

For the year ended December 31:	2017	2016	2015
Statutory rate	35%	35%	35%
U.S. Tax Cuts and Jobs Act	48	—	—
Foreign tax differential	(26)	(21)	(17)
Intra-entity transfers	(5)	—	—
Domestic incentives	(2)	(1)	(2)
State and local	1	1	1
Japan resolution	—	(10)	—
Other	(2)	0	(1)

Effective rate	49%	4%	16%

Percentages rounded for disclosure purposes.

The significant components reflected within the tax rate reconciliation labeled “Foreign tax differential” include the effects of foreign subsidiaries’ earnings taxed at rates other than the U.S. statutory rate, foreign export incentives, the U.S. tax impacts of non-U.S. earnings repatriation and any net impacts of intercompany transactions. These items also reflect audit settlements, excluding the 2016 Japan resolution, or changes in the amount of unrecognized tax benefits associated with each of these items.

On December 22, 2017, the U.S. Tax Cuts and Jobs Act was enacted. U.S. tax reform introduced many changes, including lowering the U.S. corporate tax rate to 21 percent, changes in incentives, provisions to prevent U.S. base erosion and significant changes in the taxation of international income, including provisions which allow for the repatriation of foreign earnings without U.S. tax. The enactment of U.S. tax reform resulted in a provisional charge of $5,475 million to tax expense in the fourth-quarter and year-ended December 31, 2017. This charge was the result of the one-time U.S. transition tax and any foreign tax costs on undistributed foreign earnings, as well as the remeasurement of deferred tax balances to the new U.S. Federal tax rate.

The net charge related to U.S. tax reform is based on the company’s estimates as of December 31, 2017. All components of the provisional charge of $5,475 million are based on the company’s estimates as of December 31, 2017. Specifically, the transition tax, any foreign tax costs as well as the remeasurement of deferred tax balances are provisional and have been calculated based on existing tax law and the best information available as of the date of estimate. The final impact of U.S. tax reform may differ, possibly materially, due to factors such as changes in interpretations and assumptions that the company has made in its assessment, conclusion of the effects of the “Global Intangible Low-Taxed Income” provisions, further refinement of the company’s calculations, additional guidance that may be issued by the U.S. government, among other items. As these various factors are finalized, any change will be recorded as an adjustment to the provision for, or benefit from, income taxes in the period the amounts are determined, not to exceed 12 months from the date of U.S. tax reform enactment.

In late January 2018, the U.S. Treasury and Internal Revenue Service issued guidelines, which are expected to result in an additional charge in the first quarter of 2018, estimated at approximately $110 million.

The 2017 continuing operations effective tax rate increased 45.8 points from 2016 driven by: the tax charge related to the impact of U.S. tax reform described above (48.0 points), the favorable resolution of the longstanding tax matter in Japan in 2016 (9.5 points) and an increase in the year-to-year tax charges related to intercompany payments (1.5 points). These impacts were partially offset by an increased benefit year to year in the utilization of foreign tax credits (5.4 points), a tax benefit related to an intra-entity asset transfer in the first quarter of 2017 (5.1 points), a benefit due to the tax write down of an intercompany investment in the fourth quarter of 2017 (1.7 points), and a benefit due to the geographic mix of pre-tax earnings (1.0 points).

The effect of tax law changes on deferred tax assets and liabilities was a benefit of $270 million driven by U.S. tax reform and was included in the one-time charge.

Deferred Tax Assets

($ in millions)

At December 31:	2017	2016
Retirement benefits	$3,477	$4,671
Share-based and other compensation	646	1,132
Domestic tax loss/credit carryforwards	718	1,676
Deferred income	605	741
Foreign tax loss/credit carryforwards	1,024	816
Bad debt, inventory and warranty reserves	395	473
Depreciation	293	270
Accruals	387	624
Intangible assets	585	—
Other	1,396	1,503
Gross deferred tax assets	9,526	11,906
Less: valuation allowance	1,004	916

Net deferred tax assets	$8,522	$10,990

Deferred Tax Liabilities

($ in millions)

At December 31:	2017	2016
Depreciation	$641	$856
Retirement benefits	483	406
Goodwill and intangible assets	1,226	1,800
Leases	584	651
Software development costs	360	672
Deferred transition costs	254	351
Other	658	1,455

Gross deferred tax liabilities	$4,206	$6,191

For financial reporting purposes, the company has foreign and domestic loss carryforwards, the tax effect of which is $507 million, as well as foreign and domestic credit carryforwards of $1,235 million. Substantially all of these carryforwards are available for at least two years and the majority are available for 10 years or more.

The valuation allowances as of December 31, 2017, 2016 and 2015 were $1,004 million, $916 million and $740 million, respectively. The amounts principally apply to certain foreign, state and local loss carryforwards and credits. In the opinion of management, it is more likely than not that these assets will not be realized. However, to the extent that tax benefits related to these carryforwards are realized in the future, the reduction in the valuation allowance will reduce income tax expense.

The amount of unrecognized tax benefits at December 31, 2017 increased by $3,291 million in 2017 to $7,031 million. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

($ in millions)

	2017	2016	2015
Balance at January 1	$3,740	$4,574	$5,104
Additions based on tax positions related to the current year	3,029	560	464
Additions for tax positions of prior years	803	334	569
Reductions for tax positions of prior years (including impacts due to a lapse in statute)	(367)	(1,443)	(1,348)
Settlements	(174)	(285)	(215)

Balance at December 31	$7,031	$3,740	$4,574

The additions to unrecognized tax benefits related to the current and prior years are primarily attributable to U.S. tax issues, as well as non-U.S. issues, certain tax incentives and credits and state issues. The settlements and reductions to unrecognized tax benefits for tax positions of prior years are primarily attributable to non-U.S. audits and impacts due to lapses in statutes of limitation.

The liability at December 31, 2017 of $7,031 million can be reduced by $967 million of offsetting tax benefits associated with timing adjustments, U.S. tax credits, potential transfer pricing adjustments, and state income taxes. The net amount of $6,064 million, if recognized, would favorably affect the company’s effective tax rate. The net amounts at December 31, 2016 and 2015 were $2,965 million and $3,724 million, respectively.

Interest and penalties related to income tax liabilities are included in income tax expense. During the year ended December 31, 2017, the company recognized $174 million in interest expense and penalties; in 2016, the company recognized $62 million in interest expense and penalties; and, in 2015, the company recognized $141 million in interest expense and penalties. The company has $799 million for the payment of interest and penalties accrued at December 31, 2017, and had $625 million accrued at December 31, 2016.

Within the next 12 months, the company believes it is reasonably possible that the total amount of unrecognized tax benefits associated with certain positions may be reduced. The potential decrease in the amount of unrecognized tax benefits is associated with the anticipated resolution of the company’s U.S. income tax audit for 2013 and 2014, as well as various non-U.S. audits. The company estimates that the unrecognized tax benefits at December 31, 2017 could be reduced by $1,062 million.

The company is subject to taxation in the U.S. and various state and foreign jurisdictions. With respect to major U.S. state and foreign taxing jurisdictions, the company is generally no longer subject to tax examinations for years prior to 2013. With limited exception, the company is no longer subject to income tax examination of its U.S. federal tax return for years prior to 2013. The open years contain matters that could be subject to differing interpretations of applicable tax laws and regulations related to the amount and/or timing of income, deductions and tax credits. Although the outcome of tax audits is always uncertain, the company believes that adequate amounts of tax and interest have been provided for any significant adjustments that are expected to result for these years.

In the fourth quarter of 2013, the company received a draft tax assessment notice for approximately $866 million (approximately $839 million at 2017 year-end currency rates) from the Indian Tax Authorities for 2009. In July 2016, the Karnataka High Court in Bangalore set aside this assessment by way of court order and the company reached a mutual agreement with the Income Tax Department for a new assessment. On January 2, 2018, the Income Tax Department issued the new 2009 draft tax assessment for approximately $330 million. The revised draft tax assessment is in line with prior and future tax assessments and the company is confident that it will ultimately prevail on the matters raised in the assessment. At December 31, 2017, the company has recorded $585 million as prepaid income taxes in India. A significant portion of this balance represents cash tax deposits paid over time to protect the company’s right to appeal various income tax assessments made by the Indian Tax Authorities. The company believes it will prevail on these matters.

In the first quarter of 2016, the U.S. Internal Revenue Service commenced its audit of the company’s U.S. tax returns for 2013 and 2014. The company anticipates that this audit will be substantially completed in the first quarter of 2018.

Included in consolidated retained earnings at December 31, 2017 are undistributed after-tax earnings from non-U.S. subsidiaries, as well as a provisional amount of U.S. income taxes and foreign distribution taxes associated with the repatriation of these earnings.